UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 19, 2021

Date of Report (Date of earliest event reported)

AMERCO

(Exact name of registrant as specified in its charter)

Nevada                                                    001-11255                                          88-0106815

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane , Ste. 100

Reno , NV 89511

(Address of Principal Executive Offices)

775 668-6300

(Registrant’s telephone number, including area code)

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock , $0.25 par value	UHAL	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule   12b-2   of the Securities Exchange Act of 1934 (§240.12b-2   of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section   13(a) of the Exchange Act.     ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

On August   19,   2021, AMERCO   (the “Company”)   held its 2021   Annual Meeting of Stockholders. At such meeting   our stockholders voted upon and approved:   (i) the election of   Edward J. Shoen, James E. Acridge, John P. Brogan, James J. Grogan, Richard J. Herrera, Karl A. Schmidt, Roberta R. Shank and   Samuel J. Shoen   as directors of the Company,   to serve until the 2022   Annual Meeting of Stockholders   of the Company (“Proposal 1”); (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent   registered public accounting firm   for   the   fiscal   year ending March 31,   2022 (“Proposal 2”);   and (iii) a proposal received from   Company stockholder proponents   to ratify and affirm the decisions and actions taken by the Board   of Directors   and   executive   officers   of the Company, with respect to AMERCO, its subsidiaries,   and its   various constituencies, for the   fiscal year ended   March 31, 2021 (“Proposal 3”).

The following table sets forth the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each matter voted on at the 2021 Annual Meeting of Stockholders of AMERCO.

	Votes Cast For	Votes Cast Against	Votes Withheld	Abstentions	Broker Non-votes
Proposal 1
Edward J. Shoen	13,463,693	-	2,139,181	-	797,598
James E. Acridge	15,159,995	-	442,879	-	797,598
John P. Brogan	12,727,411	-	2,875,463	-	797,598
James J. Grogan	14,517,625	-	1,085,249	-	797,598
Richard J. Herrera	15,284,353	-	318,521	-	797,598
Karl A. Schmidt	15,262,588	-	340,286	-	797,598
Roberta R. Shank	15,154,640	-	448,234	-	797,598
Samuel J. Shoen	13,395,470	-	2,207,404	-	797,598

Proposal 2	16,333,312	55,593	-	11,567	-

Proposal 3	11,769,424	3,804,107	-	29,343	797,598

Item 8.01.   Other Items

On August 20, 2021, AMERCO (the “Company”) announced that its Board of Directors declared a special cash dividend on its Common Stock of $0.50 per share payable to all shareholders of record of the Company’s Common Stock as of close of business on September 7, 2021. The payment date for the special dividend will be September 21, 2021.

The Company’s press release regarding the special dividend is included as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated August 20, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2021

AMERCO

/s/ Jason A. Berg

Jason A. Berg

Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated August 20, 2021.